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                                  EXHIBIT 99.1

                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



    Dated: April 17, 2003
                                              ---------------------------------
                                              JAMES C. MULLEN
                                              CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                                AND PRESIDENT



    Dated: April 17, 2003
                                              ---------------------------------
                                              PETER N. KELLOGG
                                              EXECUTIVE VICE PRESIDENT - FINANCE
                                                AND CHIEF FINANCIAL OFFICER

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document. A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Biogen, Inc. and will be retained by Biogen, Inc. and furnished to the Securities and Exchange Commission upon request.



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